SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________

Date of report: March 30, 2009
(Date of earliest event reported)

PERVASIP CORP.
(Exact name of Registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

0-4465	13-2511270
(Commission File No.)	(I.R.S. Employer
Identification No.)
White Plains, New York 10601
 (Address of principal executive offices; zip code)

(914) 620-1500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure

On March 30, 2009, Pervasip Corp. provided a transcript of an interview with our Chief Information Officer to IP Business Magazine, portions of which have been used on the magazine’s website.  On March 31, 2009, we posted the full copy of the interview on our website, www.pervasip.com.

The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 7.01 Regulation FD."  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing we make with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SAFE HARBOR STATEMENT

The information contained in this Current Report on Form 8-K (including the exhibit hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibit hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Current Report on Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                See the section entitled “Risk Factors” in our Annual Report on Form 10-KSB for the fiscal year ended November 30, 2008 as filed with the Securities and Exchange Commission for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01        Financial Statements and Exhibits.

(d)     Exhibits.

99.1  Transcript of Interview with Mark Richards

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIP CORP.

Date: March 31, 2009	By:	/s/ Paul H. Riss
Paul H. Riss Chief Executive Officer

4